UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
September 4, 2002

US Airways Group, Inc.
(Commission file number: 1-8444)

and

US Airways, Inc.
(Commission file number: 1-8442)

(Exact names of registrants as specified in their charters)

          Delaware                         US Airways Group, Inc. 54-1194634
(State of incorporation                US Airways, Inc.            53-0218143
     of both registrants)                 (I.R.S. Employer Identification Nos.)

US Airways Group, Inc.
2345 Crystal Drive, Arlington, VA 22227
(Address of principal executive offices)
(703) 872-7000
(Registrant's telephone number, including area code)

US Airways, Inc.
2345 Crystal Drive, Arlington, VA 22227
(Address of principal executive offices)
(703) 872-7000
(Registrant's telephone number, including area code)

Item 5.      Other Events

     On September 4, 2002, US Airways Group, Inc. (Company) and US Airways, Inc. issued a news release (see exhibit 99 below).

     Certain of the information contained in the attached news release should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, that reflect the Company's current views with respect to current events and financial performance. Such forward looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company's operations and business environment which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Company to continue as a going concern; the ability of the Company to operate pursuant to the terms of the debtor-in-possession financing facility; the Company's ability to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 cases; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the cases to Chapter 7 cases; the ability of the Company to obtain and maintain normal terms with vendors and service providers; the Company's ability to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 cases on the Company's liquidity or results of operations; the ability of the Company to fund and execute its business plan; the ability of the Company to attract, motivate and/or retain key executives and associates; the ability of the Company to attract and retain customers; demand for transportation in the markets in which the Company operates; economic conditions; labor costs; financing costs; aviation fuel costs; security-related costs; competitive pressures on pricing (particularly from lower-cost competitors); weather conditions; government legislation and regulation; consumer perceptions of the Company's products; and other risks and uncertainties listed from time to time in the Company's reports to the United States Securities and Exchange Commission. Other factors and assumptions not identified above are also involved in the preparation of forward-looking statements, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. The Company assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law.

     Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company's various pre-petition liabilities, common stock and/or other equity securities. No assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

Item 7.      Financial Statements and Exhibits

(c)   Exhibit

Designation                                                 Description
------------                                                  ----------------

99            News release dated September 4, 2002 of US Airways Group, Inc. and
                US Airways, Inc.

                                                                              SIGNATURES
                                                                              --------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                                                               US Airways Group, Inc. (REGISTRANT)

Date: September 5, 2002                                         By:     /s/ Anita P. Beier
                                                                                 Anita P. Beier
                                                                                 Vice President and Controller
                                                                                 (Chief Accounting Officer)

                                                                               US Airways, Inc. (REGISTRANT)

Date: September 5, 2002                                        By:     /s/ Anita P. Beier
                                                                                 Anita P. Beier
                                                                                 Vice President and Controller
                                                                                 (Chief Accounting Officer)

(this space intentionally left blank)

US AIRWAYS REPORTS 77.1 PERCENT AUGUST LOAD FACTOR

     ARLINGTON, Va., Sept. 4, 2002 -- US Airways reported today that revenue passenger miles for August 2002 declined 17.3 percent compared to August 2001, while available seat miles for the month were down 18.2 percent compared to the same period last year. The passenger load factor for August 2002 was 77.1 percent, an increase of 0.9 percentage points compared to August 2001.

     Revenue passenger miles for the first eight months of the year decreased 17.6 percent compared to the same period in 2001, while available seat miles were down 19.2 percent year-over-year. The passenger load factor for the period was 73.2 percent, an increase of 1.5 percentage points compared to the same period in 2001.

     The three wholly owned subsidiaries of US Airways Group, Inc. -- Allegheny Airlines, Inc., Piedmont Airlines, Inc., and PSA, Inc., -- reported that revenue passenger miles for August 2002 increased 3.4 percent compared to August 2001, while available seat miles increased 8.3 percent. The passenger load factor for the month was 55.8 percent, a decrease of 2.6 percentage points compared to the same period in 2001.

     Revenue passenger miles for the first eight months of the year for the three US Airways Express wholly owned subsidiaries increased 3.7 percent compared to the same period in 2001, while available seat miles were up 10.0 percent. The passenger load factor for the second quarter was 53.2 percent, a decrease of 3.3 percentage points compared to the same period in 2001.

     "I am extremely proud of our employees for another month of outstanding operations across our system," said US Airways President and Chief Executive Officer David Siegel.

-more-

US AIRWAYS REPORTS 77.1 PERCENT
AUGUST LOAD FACTOR
Page Two
Sept. 4, 2002

     In August, 86.6 percent of US Airways flights arrived on time, which was the best August in the Company's history. US Airways also completed 99.2 percent of its flights, another Company best for the month. "Our hubs have been running smoothly and we have operated every scheduled transatlantic flight since May," said Siegel.

     Mainline passenger unit revenues continue to fall, with an expected decline of between 8.5 percent and 9.5 percent for August 2002, compared to August 2001.

This press release as well as other statements made by US Airways may contain forward-looking statements within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, that reflect, when made, the Company's current views with respect to current events and financial performance. Such forward looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company's operations and business environment which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Company to continue as a going concern; the ability of the Company to operate pursuant to the terms of the DIP facility; the Company's ability to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 cases; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the cases to Chapter 7 cases; the ability of the Company to obtain and maintain normal terms with vendors and service providers; the Company's ability to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 cases on the Company's liquidity or results of operations; the ability of the Company to fund and execute its business plan; the ability of the Company to attract, motivate and/or retain key executives and associates; and the ability of the Company to attract and retain customers. Other risk factors are listed from time to time in the Company's SEC reports, including, but not limited to the quarterly reports on Form 10-Q for the quarter ended June 30, 2002. The company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company's various pre-petition liabilities, common stock and/or other equity securities. No assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

-more-

US AIRWAYS REPORTS 77.1 PERCENT
AUGUST LOAD FACTOR
Page Three
Sept. 4, 2002
	US AIRWAYS, INC.
SELECTED TRAFFIC STATISTICS

	August 2002	August 2001	Percent Change

Revenue Passenger Miles (000):
Domestic*	3,093,579	3,919,397	(21.1)
International*	859,187	858,794	0.0
Total - Scheduled Service	3,952,766	4,778,191	(17.3)
Total (Including Charter)	3,953,495	4,779,916	(17.3)

Available Seat Miles (000):
Domestic*	4,128,370	5,237,295	(21.2)
International*	1,001,649	1,037,646	(3.5)
Total - Scheduled Service	5,130,018	6,274,941	(18.2)
Total (Including Charter)	5,131,120	6,277,285	(18.3)

Passengers Boarded*	4,399,952	5,627,916	(21.8)
System Load Factor*	77.1	76.1	0.9
Average Passenger Journey*	898.4	849.0	5.8

* scheduled service

NOTE: Numbers may not add or calculate due to rounding

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US AIRWAYS REPORTS 77.1 PERCENT
AUGUST LOAD FACTOR
Page Four
Sept. 4, 2002

	US AIRWAYS, INC.
SELECTED TRAFFIC STATISTICS
YEAR-TO-DATE

	August 2002	August 2001	Percent Change

Revenue Passenger Miles (000):
Domestic*	22,740,675	28,474,977	(20.1)
International*	5,685,464	6,002,281	(5.3)
Total - Scheduled Service	28,426,139	34,477,258	(17.6)
Total (Including Charter)	28,431,545	34,499,665	(17.6)

Available Seat Miles (000):
Domestic*	31,817,271	40,398,162	(21.2)
International*	6,990,678	7,646,206	(8.6)
Total - Scheduled Service	38,807,950	48,044,369	(19.2)
Total (Including Charter)	38,814,571	48,070,487	(19.3)

Passengers Boarded*	33,595,388	42,044,527	(20.1)
System Load Factor*	73.2	71.8	1.5
Average Passenger Journey*	846.1	820.0	3.2

* scheduled service

NOTE: Numbers may not add or calculate due to rounding

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US AIRWAYS REPORTS 77.1 PERCENT
AUGUST LOAD FACTOR
Page Five
Sept. 4, 2002

	US AIRWAYS EXPRESS**
SELECTED TRAFFIC STATISTICS

	August 2002	August 2001	Percent Change
Revenue Passenger Miles (000)	141,542	136,908	3.4
Available Seat Miles (000)	253,877	234,454	8.3
Passengers Boarded*	629,196	629,180	0.0
System Load Factor*	55.8	58.4	(2.6)
Average Passenger Journey	225.0	217.6	3.4

	US AIRWAYS EXPRESS**
SELECTED TRAFFIC STATISTICS
	YEAR-TO-DATE
	August 2002	August 2001	Percent Change
Revenue Passenger Miles (000)	1,033,479	997,042	3.7
Available Seat Miles (000)	1,940,870	1,763,916	10.0
Passengers Boarded*	4,626,184	4,577,363	1.1
System Load Factor*	53.2	56.5	(3.3)
Average Passenger Journey	223.4	217.8	2.6

* Scheduled service
** Allegheny Airlines, Inc., Piedmont Airlines, Inc., and PSA Airlines, Inc.

NOTE: Numbers may not add or calculate due to rounding

NUMBER: 4352